Exhibit 10.5

TECHNOLOGY AND BUSINESS AGREEMENT AMENDMENT

Reference is made to the Technology and Business Agreement dated December 11, 2008 (the "Agreement") between InteMedica (Shanghai) Investment Limited ("IMSI"), SES Investment Limited ("SES"), ZYTO Corporation and ZYTO Technologies Inc. (together, "ZYTO" and together with IMSI and SES, the "Parties").

WHEREAS, the Parties have executed the Agreement;

WHEREAS, the Parties wish to amend certain provisions of the Agreement (the "Amendment"):

NOW THEREFORE, in consideration of the premises and mutual covenants herein set forth, the Parties do hereby amend the Agreement as follows:

1. SHARE TRANSFER. ZYTO will have until December 31, 2009 to make the capital contribution to IMSI less any agreed expenses reimbursable under Section 4 of the Agreement.
2. ZYTO ROYTALTY. IMSI will pay to ZYTO a royalty equal to fifteen percent (15%) of revenue received related to hardware, software and subscriptions sales attributable to ZYTO IP. Payment amounts will be calculated no later than 15 days after the end of each calendar quarter and paid to ZYTO no later than 30 days after the end of each calendar quarter.

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of September 21, 2009.

ZYTO Corporation	SES Investments Limited
By: Vaughn R Cook	By:
Its: President	Its:

ZYTO Technologies Inc.	InteMedica (Shanghai) Investment Limited
By: Vaughn R Cook	By: [signature]
Its: President	Its: DIRECTOR

TECHNOLOGY AND BUSINESS AGREEMENT AMENDMENT

Reference is made to the Technology and Business Agreement dated December 11, 2008 (the "Agreement") between InteMedica (Shanghai) Investment Limited ("IMSI"), SES Investment Limited ("SES"), ZYTO Corporation and ZYTO Technologies Inc. (together, "ZYTO" and together with IMSI and SES, the "Parties").

WHEREAS, the Parties have executed the Agreement;

WHEREAS, the Parties wish to amend certain provisions of the Agreement (the "Amendment"):

NOW THEREFORE, in consideration of the premises and mutual covenants herein set forth, the Parties do hereby amend the Agreement as follows:

1. SHARE TRANSFER. ZYTO will have until December 31, 2009 to make the capital contribution to IMSI less any agreed expenses reimbursable under Section 4 of the Agreement.
2. ZYTO ROYTALTY. IMSI will pay to ZYTO a royalty equal to fifteen percent (15%) of revenue received related to hardware, software and subscriptions sales attributable to ZYTO IP. Payment amounts will be calculated no later than 15 days after the end of each calendar quarter and paid to ZYTO no later than 30 days after the end of each calendar quarter.

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of September 21, 2009.

ZYTO Corporation	SES Investments Limited
By: ____________	By: Godwin Wan
Its: ____________	Its: Managing Director
ZYTO Technologies Inc.	InteMedica (Shanghai) Investment Limited
By: ____________	By: [signature]
Its: ____________	Its: DIRECTOR